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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



           As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K in all previously filed registration statements on Form S-8 of IPC Holdings, Ltd. of our reports dated February 2, 2001.



           /s/Arthur Andersen
           ---------------------------
           ARTHUR ANDERSEN
           Hamilton, Bermuda
           March 19, 2001